AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 2006

                                                  REGISTRATION NO.  ___- ______
===============================================================================
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------


                                  FORM S-8

                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                    -----------------------------------


                        TRANSATLANTIC HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

        DELAWARE                                            13-3355897
 (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization                      Identification Number)

                               80 PINE STREET
                          NEW YORK, NEW YORK 10005
                      (Address of principal executive
                                  offices)

           TRANSATLANTIC HOLDINGS, INC. 2003 STOCK INCENTIVE PLAN
                          (Full title of the plan)

                              GARY A. SCHWARTZ
                 SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                               80 PINE STREET
                          NEW YORK, NEW YORK 10005
                               (212) 770-2000
         (Name, Address, including Zip Code, and telephone number,
                 including area code, of agent for service)

                      CALCULATION OF REGISTRATION FEE

===============================================================================
                                    PROPOSED    PROPOSED
                                     MAXIMUM     MAXIMUM
                         AMOUNT     OFFERING    AGGREGATE  AMOUNT OF
  TITLE OF SECURITIES    TO BE      PRICE PER   OFFERING  REGISTRATION
  TO BE REGISTERED (1)   REGISTERED SHARE (2)     PRICE       FEE
-------------------------------------------------------------------------------
Common Stock, par value
$0.01 per share (the     300,000
"Common Stock")           shares     $56.34    $16,902,000 $1,808.51
===============================================================================

(1) Includes such additional number of shares as may be required in the event of a stock split, stock dividend or similar transaction in accordance with Rule 416(a) of the Securities Act of 1933, as amended (the "Securities Act").

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h)(1) based upon the average of the high and low prices of the Common Stock reported on the New York Stock Exchange Composite Tape on July 13, 2006.

                              EXPLANATORY NOTE
                              ----------------

     This Form S-8 Registration Statement of Transatlantic Holdings, Inc. (the "Company" or the "Registrant") is being filed pursuant to General Instruction E to Form S-8 under the Securities Act to register 300,000 additional shares of the Company's common stock, $0.01 par value (the "Common Stock") under the Transatlantic Holdings, Inc. 2003 Stock Incentive Plan (the "Plan"). This Registration Statement hereby incorporates by reference the contents of the Registrant's registration statement on Form S-8 (Registration No. 333-111513) filed with the Securities and Exchange Commission (the "SEC") on December 23, 2003.

Item 8. Exhibits
        --------

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

4.1 Certificate of Incorporation, as amended through April 19, 1990, filed as an exhibit to the Company's Registration Statement on Form S-1 (File No. 33-34433) and incorporated herein by reference.

4.2 Certificate of Amendment of the Certificate of Incorporation, dated May 25, 1999, filed as Exhibit 3.1.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 001-10545) and incorporated herein by reference.

4.3 Amended and Restated By-Laws, dated as of March 25, 1999, filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 001-10545), and incorporated herein by reference.

4.4 Form of Common Stock Certificate, filed as an exhibit to the Company's Registration Statement on Form S-1 (File No. 33-34433) and incorporated herein by reference.

4.5* Transatlantic Holdings, Inc. 2003 Stock Incentive Plan, as amended and restated March 30, 2006.

4.6 Form of RSU Award Agreement for the Transatlantic Holdings, Inc. 2003 Stock Incentive Plan, filed as Exhibit 4(e) to the Company's Registration Statement on Form S-8 as filed with the SEC on December 23, 2003 (File No. 333-111513).

5.1* Opinion of Gary Schwartz, Senior Vice President and General Counsel of the Company, with respect to the validity of the Common Stock to be issued under the Plan.

23.1           Consent of Gary Schwartz (included in Exhibit 5.1).

23.2* Consent of PricewaterhouseCoopers LLP (independent registered public accounting firm).

24.1           Power of Attorney (included on the signature pages).

--------------------
*   filed herewith

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, on this 17th day of July, 2006.

                                    Transatlantic Holdings, Inc.



                                    By: /s/ Robert F. Orlich
                                       -------------------------
                                       Robert F. Orlich
                                       President and Chief
                                       Executive Officer




                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: that each person whose signature appears below constitutes and appoints Robert F. Orlich, President and CEO, Steven S. Skalicky, Executive VP and CFO, and Thomas R. Tizzio, Director and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection herewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the foregoing as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURE                    TITLE                  DATE
       ---------                    -----                  ----

/s/ Robert F. Orlich      President and Chief         July 17, 2006
-----------------------   Executive Officer
  Robert F. Orlich        (Principal Executive
                          Officer)

/s/ Steven S. Skalicky    Executive                   July 17, 2006
-----------------------   Vice-President, Chief
  Steven S. Skalicky      Financial Officer
                          (Principal Financial
                          Officer)

/s/ Martin J. Sullivan    Non-Executive Chairman      July 17, 2006
-----------------------   of the Board of Directors
  Martin J. Sullivan


/s/ James Balog           Director                    July 17, 2006
-----------------------
  James Balog


/s/ Steven J. Bensinger   Director                    July 17, 2006
-----------------------
  Steven J. Bensinger


                          Director
----------------------
  C. Fred Bergsten


/s/ John J. Mackowski     Director                    July 17, 2006
----------------------
  John J. Mackowski


/s/ Diana K. Mayer        Director                    July 17, 2006
----------------------
  Diana K. Mayer


/s/ Thomas R. Tizzio      Director                    July 17, 2006
----------------------
  Thomas R. Tizzio

                             INDEX TO EXHIBITS
                             -----------------

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------

4.1 Certificate of Incorporation, as amended through April 19, 1990, filed as an exhibit to the Company's Registration Statement on Form S-1 (File No. 33-34433) and incorporated herein by reference.

4.2 Certificate of Amendment of the Certificate of Incorporation, dated May 25, 1999, filed as Exhibit 3.1.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 001-10545) and incorporated herein by reference.

4.3 Amended and Restated By-Laws, dated as of March 25, 1999, filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 001-10545), and incorporated herein by reference.

4.4 Form of Common Stock Certificate, filed as an exhibit to the Company's Registration Statement on Form S-1 (File No. 33-34433) and incorporated herein by reference.

4.5* Transatlantic Holdings, Inc. 2003 Stock Incentive Plan, as amended and restated March 30, 2006.

4.6 Form of RSU Award Agreement for the Transatlantic Holdings, Inc. 2003 Stock Incentive Plan, filed as Exhibit 4(e) to the Company's Registration Statement on Form S-8 as filed with the SEC on December 23, 2003 (File No. 333-111513).

5.1* Opinion of Gary Schwartz, Senior Vice President and General Counsel of the Company, with respect to the validity of the Common Stock to be issued under the Plan.

23.1           Consent of Gary Schwartz (included in Exhibit 5.1).

23.2* Consent of PricewaterhouseCoopers LLP (independent registered public accounting firm).

24.1           Power of Attorney (included on the signature pages).

--------------------
   *   filed herewith